Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status	TAX STATUS
The Internal Revenue Service (IRS) has determined and informed the Company by a letter dated May 22, 2017, that the Plan and related trust are designed in accordance with the applicable sections of the Code. The Plan has been amended since receiving the determination letter. The Committee and the Plan’s tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Code. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

The Plan is subject to routine audits by the IRS; however, there are currently no audits for any tax periods in progress. The Committee believes the Plan is no longer subject to income tax examinations for years prior to 2022.